March 10, 2017

Supplement

SUPPLEMENT DATED MARCH 10, 2017 TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF
Morgan Stanley Liquid Asset Fund, dated December 30, 2016
(the "Fund")

On March 9, 2017, the Board of Directors of the Fund approved the redemption (the "Redemption") of all issued and outstanding shares of stock of the Fund. Prior to the Redemption, the Fund will suspend the offering of shares to all investors on or about March 31, 2017. The Redemption is expected to occur on or about May 31, 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ILAFREDEMPTSPT 3/17